Exhibit 21

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley	Delaware
Bayfine DE LLC	Delaware
Bayview Holding Ltd.	Cayman Islands
Bayfine Cayman Ltd.	Cayman Islands
Bayfine DE Inc.	Delaware
Bayfine UK	United Kingdom
Belmondo LLC	Delaware
Cauca LLC	Delaware
Corporate Equipment Supplies, Inc.	Delaware
Cournot Holdings Inc.	Delaware
Cournot Capital Inc.	Delaware
Dean Witter Capital Corporation	Delaware
Dean Witter Realty Inc.	Delaware
Dean Witter Holding Corporation	Delaware
Civic Center Leasing Corporation	Delaware
Dean Witter Leasing Corporation	Delaware
Dean Witter Realty Credit Corporation	Delaware
Dean Witter Realty Fourth Income Properties Inc.	Delaware
Dean Witter Realty Growth Properties Inc.	Delaware
Dean Witter Realty Income Properties I Inc.	Delaware
Dean Witter Realty Income Properties II Inc.	Delaware
Dean Witter Realty Income Properties III Inc.	Delaware
Dean Witter Realty Yield Plus Inc.	Delaware
Dean Witter Realty Yield Plus II Inc.	Delaware
Realty Management Service Inc.	Delaware
Dean Witter Reynolds Venture Equities Inc.	Delaware
Early Adopter Fund Manager Inc.	Delaware
Fuegos LLC	Delaware
Fundlogic (Jersey) Limited	Jersey, Channel Is.
FV-I, Inc.	Delaware
GSS III Funding, Inc.	Delaware
GSS III Funding Partner, Inc.	Delaware
Global Special Situations III Funding L.P. *	Delaware
ISG Alternative Investments Inc.	Delaware
Japan Core Funding, Inc.	Delaware
Jolter Investments Inc.	Delaware
Morgan Rundle Inc.	Delaware
MR Ventures Inc.	Delaware
Morgan Stanley & Co. Incorporated	Delaware
Corporate Services Support Corp.	Delaware
Dean Witter Reynolds Insurance Agency (Ohio) Inc.	Ohio
Dean Witter Reynolds Insurance Agency (Oklahoma) Inc.	Oklahoma
Dean Witter Reynolds Insurance Agency (Texas) Inc.	Texas

*	Denotes subsidiaries having more than one shareholder.

Page 1 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Dean Witter Reynolds Insurance Services, Inc. (Puerto Rico)	Puerto Rico
Graystone Wealth Management Services LLC	Delaware
Luxco 45 Sarl	Luxembourg
Morgan Stanley Dean Witter Insurance Services (Arizona) Inc.	Arizona
Morgan Stanley Insurance Services Inc.	Delaware
Morgan Stanley Flexible Agreements Inc.	Delaware
Morgan Stanley Kew Limited	Cayman Islands
MS Alpha Holdings LLC	Delaware
Morgan Stanley JV Holdings LLC *	Delaware
Morgan Stanley Smith Barney Holdings LLC *	Delaware
AST StockPlan LLC	Delaware
Consulting Group Advisory Services LLC	Delaware
Demeter Management LLC	Delaware
Morgan Stanley GWM Feeder Strategies LLC	Delaware
Morgan Stanley HedgePremier GP LLC	Delaware
Morgan Stanley Smith Barney Australia Pty Limited	Western Australia, Australia
Bow Lane Nominees Pty. Ltd.	Victoria, Australia
Bowyang Nominees Pty Limited	New South Wales, Australia
Skeet Nominees Pty Limited	Victoria, Australia
Morgan Stanley Smith Barney FA Notes Holdings LLC	Delaware
Morgan Stanley Smith Barney Financing LLC	Delaware
Morgan Stanley Smith Barney Holdings (UK) Limited	United Kingdom
Morgan Stanley Private Wealth Management Limited	United Kingdom
Quilter Holdings Limited	United Kingdom
Quilter & Co. Limited	United Kingdom
C.I.P.M. Nominees Limited *	Jersey, Channel Is.
Coastal Nominees (International) Limited	United Kingdom
Coastal Nominees Limited	United Kingdom
Commercial Trust Co. Ltd. *	Jersey, Channel Is.
Hawkshead Trust Nominees Limited	United Kingdom
Pembroke Quilter (Ireland) Nominees Limited	Ireland
QGCI Nominees Limited *	Jersey, Channel Is.
Quilpep Nominees Limited	United Kingdom
Quilter Fund Management Ltd.	United Kingdom
Quilter Nominees Limited	United Kingdom
Morgan Stanley Smith Barney LLC	Delaware
Morgan Stanley Smith Barney Insurance Services LLC	Delaware
Morgan Stanley Smith Barney Payco LLC	Delaware
SBHU Life Agency Inc.	Delaware
Morgan Stanley Smith Barney Private Management II LLC	Delaware
Morgan Stanley Smith Barney Private Management LLC	Delaware
Morgan Stanley Smith Barney Venture Services LLC	Delaware
Morgan Stanley Swiss Holdings GmbH	Switzerland
Bank Morgan Stanley AG	Switzerland
MS Securities Services Inc.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 2 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Prime Dealer Services Corp.	Delaware
V2 Holdings (USA), Inc.	Delaware
E Musica Entertainment Group Inc. *	Delaware
Gee Street Records, Inc.	Delaware
V2 Records, Inc.	Delaware
V2 Publishing (Holdings) Limited	United Kingdom
V2 Music Publishing (Holdings) Limited	United Kingdom
V2 Music Publishing Limited	United Kingdom
Morgan Stanley ABS Capital I Inc.	Delaware
Morgan Stanley ABS Capital II Inc.	Delaware
Morgan Stanley Altabridge Ltd.	Cayman Islands
Morgan Stanley Amalthea UK Limited	United Kingdom
Morgan Stanley Amanu LLC	Delaware
Makatea JV Inc.	Delaware
Morgan Stanley Moorea Inc. *	Delaware
Morgan Stanley Pinaki Limited	Cayman Islands
Morgan Stanley Raraka Limited	Cayman Islands
Morgan Stanley Tepoto Limited	Cayman Islands
Morgan Stanley Asset Funding Inc.	Delaware
Morgan Stanley Becketts LLC	Delaware
Morgan Stanley Copse LLC	Delaware
Morgan Stanley Chapel LLC	Delaware
Woodcote Capital S.a.r.l.	Luxembourg
Morgan Stanley Gerrards Limited	United Kingdom
Morgan Stanley Atlas, Inc.	Delaware
Morgan Stanley Barents LLC	Delaware
Morgan Stanley Biscay LLC	Delaware
Morgan Stanley Alpha Investments LLP *	United Kingdom
Morgan Stanley Epsilon Investments Limited	United Kingdom
Morgan Stanley Plymouth Limited	Cayman Islands
Morgan Stanley Viking LLC	Delaware
Morgan Stanley Fastnet LLC	Delaware
Morgan Stanley Humber LLC	Delaware
Fitzroy Partnership *	Delaware
Morgan Stanley Kite LLC	Delaware
Morgan Stanley Swallow Limited	United Kingdom
Hampshire Trading B.V. *	The Netherlands
Morgan Stanley Semaine Sarl	Luxembourg
Ras Dashen Cayman Ltd.	Cayman Island
Morgan Stanley Firecrest LLC	Delaware
Morgan Stanley Plover Limited	United Kingdom
Fyled Energy Limited	United Kingdom
Fyled Limited Partnership	United Kingdom

*	Denotes subsidiaries having more than one shareholder.

Page 3 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Foxton Limited Partnership	United Kingdom
Morgan Stanley Sandpiper Limited	United Kingdom
Sand Lake Limited Partnership	United Kingdom
Morgan Stanley Starling Limited	United Kingdom
Morgan Stanley Puffin LLC	Delaware
Morgan Stanley Boscastle Holding Limited	Cayman Islands
Morgan Stanley Cornerways Cayman Limited	Cayman Islands
Morgan Stanley Monmouth UK	United Kingdom
Morgan Stanley Capital I Inc.	Delaware
Morgan Stanley Capital Group Inc.	Delaware
Cayman Energy Ltd.	Cayman Islands
Ghent Energy Limited	Cayman Islands
Heidmar Group Inc.	Delaware
Houston Bayport Energy LLC	Delaware
MGM International Group LLC	Delaware
Morgan Stanley Capital Group Czech Republic s.r.o.	Czech Republic
Morgan Stanley Capital Group (España), S.L.	Spain
Morgan Stanley Clean Development, LLC	Delaware
Morgan Stanley Capital Group Energy Europe Limited	United Kingdom
Morgan Stanley Renewables Development I (Cayman) Limited	Cayman Islands
Morgan Stanley Commodities Investment Limited	Cayman Islands
Morgan Stanley Commodity Opportunities Fund LLC	Delaware
Morgan Stanley Energy Development Corp.	Delaware
Morgan Stanley Capital Group Cyprus Limited *	Cyprus
Morgan Stanley Petroleum Development, LLC	Delaware
Wellbore Capital, LLC *	Delaware
MS TELA LLC	Delaware
MSDW Power Development Corp.	Delaware
Cogeneracion Prat S.A.	Spain
Minnewit B.V.	The Netherlands
MS Coal Trading Corp.	Delaware
MS Solar Holdings Inc.	Delaware
Solar Access CA, LLC	Delaware
MS Solar Solutions Corp.	Delaware
Naniwa Energy LLC	Delaware
Naniwa Terminal LLC	Delaware
Van Twillwer B.V.	The Netherlands
Power Contract Finance, L.L.C.	Delaware
Power Contract Financing II, Inc.	Delaware
Power Contract Financing II, L.L.C.	Delaware
South Eastern Electric Development Corporation	Delaware
South Eastern Generating Corporation	Delaware
TransMontaigne Inc.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 4 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Olco Petroleum Group Inc.	Quebec
Canterm Canadian Terminals Inc.	Quebec
TransMontaigne Product Services Inc.	Delaware
TransMontaigne Holdings Inc.	Delaware
TransMontaigne GP L.L.C.	Delaware
Utility Contract Funding II, L.L.C.	Delaware
Morgan Stanley Capital Management, LLC	Delaware
Morgan Stanley Domestic Holdings, Inc.	Delaware
Morgan Stanley Bank, N.A.	Federal Charter
Morgan Stanley Capital Partners III, Inc.	Delaware
Morgan Stanley Capital REIT Inc.	Delaware
Saxon Advance Receivables Company, Inc.	Delaware
Morgan Stanley Capital REIT IV, Inc.	Delaware
Morgan Stanley Capital Services Inc.	Delaware
MS Avondale 1 B.V.	The Netherlands
MS Avondale 2 B.V.	The Netherlands
Morgan Stanley Capital Trust III	Delaware
Morgan Stanley Capital Trust IV	Delaware
Morgan Stanley Capital Trust V	Delaware
Morgan Stanley Collateralized Financing Inc.	Delaware
Morgan Stanley Commercial Financial Services, Inc.	Delaware
Morgan Stanley Commercial Mortgage Capital, Inc.	Delaware
Morgan Stanley Content Corporation	Delaware
Morgan Stanley Darica Funding, LLC	Delaware
Ascension Loan Vehicle, LLC	Delaware
Morgan Stanley Dean Witter Equity Funding, Inc.	Delaware
Morgan Stanley Dean Witter International Incorporated	Delaware
Dean Witter Reynolds GmbH	Germany
Dean Witter Reynolds International, Inc.	Panama
Morgan Stanley (DWRRBS) Limited	United Kingdom
Morgan Stanley Derivative Products Inc.	Delaware
Morgan Stanley Distributors Inc.	Delaware
Morgan Stanley Domestic Leasing Inc.	Delaware
Morgan Stanley Durango LLC	Delaware
Morgan Stanley Afdera Cayman Limited	Cayman Islands
Morgan Stanley Amba Alagi LLC *	Delaware
Morgan Stanley Ambasel LLC *	Delaware
Morgan Stanley Elan LLC	Delaware
Cimarron Investments LLC	Delaware
Riva Investments LLC	Delaware
Morgan Stanley Emerging Markets Inc.	Delaware
Always Limited	Cayman Islands
Inter Capital Alliance Company Limited *	Thailand

*	Denotes subsidiaries having more than one shareholder.

Page 5 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Inter Capital Alliance Holding Limited *	Thailand
MS China 1 Limited	Cayman Islands
DAH Limited	Cayman Islands
Dare Limited	Cayman Islands
MS China 2 Limited	Cayman Islands
MS China 3 Limited	Cayman Islands
MS China 4 Limited	Cayman Islands
MS China 5 Limited	Cayman Islands
MSGHYLADD *	Ireland
MSJI 2 LLC	Delaware
MSJI LLC	Delaware
Philippine Asset Investment (SPV - AMC) Inc.	The Philippines
Morgan Stanley Equity Services Inc.	Delaware
Morgan Stanley Europa LLC	Delaware
Morgan Stanley Callisto Cayman Ltd.	Cayman Islands
Morgan Stanley Elara Cayman Ltd.	Cayman Islands
Morgan Stanley Eurydome Cayman Ltd.	Cayman Islands
Morgan Stanley Luxembourg Holdings Sàrl	Luxembourg
Morgan Stanley Europe Reinsurance S.A.	Luxembourg
Morgan Stanley Luxembourg Reinsurance S.A. *	Luxembourg
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
Morgan Stanley Ganymede Luxembourg Sarl	Luxembourg
Morgan Stanley Ananke Luxembourg Sarl	Luxembourg
Morgan Stanley Carme Luxembourg Sarl	Luxembourg
Morgan Stanley Himalia Cayman Limited	Cayman Islands
Morgan Stanley Sinope Cayman Limited	Cayman Islands
Morgan Stanley Adrastea Netherlands B.V.	The Netherlands
Morgan Stanley IO Cayman Limited	Cayman Islands
Morgan Stanley Iocaste Cayman Limited	Cayman Islands
Morgan Stanley Pasiphae Netherlands B.V.	Cayman Islands
Morgan Stanley Leda Cayman Ltd.	Cayman Islands
Morgan Stanley Stoneyside Cayman Limited	Cayman Islands
Morgan Stanley White Horse UK	United Kingdom
Morgan Stanley Financial Products Inc.	Delaware
Morgan Stanley Fund Services Inc.	Delaware
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands
Morgan Stanley Fund Services (Ireland) Limited	Ireland
Morgan Stanley Fund Services (UK) Limited	United Kingdom
Morgan Stanley Fund Services USA LLC	Delaware
Morgan Stanley Galway LLC	Delaware
Morgan Stanley Global Emerging Markets, Inc.	Delaware
Morgan Stanley Global Funding Trust	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 6 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Global Strategies Management Holdings, Inc.	Delaware
Morgan Stanley Global Strategies Management LLC	Delaware
Morgan Stanley Hedging Co. Ltd. *	Cayman Islands
Morgan Stanley International Holdings Inc. *	Delaware
Arno Limited	Cayman Islands
European Principal Assets Limited	United Kingdom
Credito Fondario e Industriale - Fonspa SpA	Italy
Limited Liability Company City Mortgage Bank	Russian Federation
Psylon Holding Limited	Cyprus
Limited Liability Company Rinocenter *	Russian Federation
Volmar Holdings Limited	Cyprus
Fosbury Investments Cooperatieve U.A.	The Netherlands
ITALSEC S.r.l.	Italy
Morgan Stanley AB	Sweden
Morgan Stanley Advantage Services Private Limited *	India
Morgan Stanley Asia Holdings I Inc.	Delaware
Morgan Stanley Asia Holdings II Inc.	Delaware
Morgan Stanley Asia Holdings III Inc.	Delaware
Morgan Stanley Asia Holdings IV Inc.	Delaware
Morgan Stanley Asia Holdings VI Inc.	Delaware
Morgan Stanley Asia Pacific (Holdings) Limited *	Cayman Islands
Morgan Stanley (Hong Kong) Holdings Limited	Hong Kong
Morgan Stanley Asia International Limited	Cayman Islands
Morgan Stanley Asia Regional (Holdings) IV Limited	Cayman Islands
Morgan Stanley Hong Kong 1238 Limited *	Hong Kong
Morgan Stanley Asia Securities Products LLC	Cayman Islands
Morgan Stanley Asia Limited	Hong Kong
Morgan Stanley Asia Products Limited	Cayman Islands
Morgan Stanley Asia (Taiwan) Ltd.	Republic of China
Morgan Stanley Hong Kong Futures Limited	Hong Kong
Morgan Stanley Hong Kong Securities Limited	Hong Kong
Morgan Stanley Hong Kong 1239 Limited	Hong Kong
Morgan Stanley Information Technology (Shanghai) Limited	People’s Rep. of China
Morgan Stanley Services Limited	Australia
MSDW-JL Holdings I Limited	Cayman Islands
Morgan Stanley Bosphorus Limited	Cayman Islands
Morgan Stanley Canmore Limited	Cayman Islands
Morgan Stanley Caledonia Limited	Cayman Islands
Morgan Stanley Japan (Holdings) Ltd.	Cayman Islands
City Forum Capital Limited	Cayman Islands
Morgan Stanley Asia Regional (Holdings) III Limited	Cayman Islands
Morgan Stanley (Singapore) Holdings Pte. Ltd.	Singapore
Morgan Stanley Asia (Singapore) Pte.	Singapore

*	Denotes subsidiaries having more than one shareholder.

Page 7 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore
Morgan Stanley Capital Group (Singapore) Pte.	Singapore
Morgan Stanley Investment Management Company	Singapore
Morgan Stanley Labuan Investment Bank Limited	Labuan/Malaysia
Morgan Stanley Singapore Pte. Ltd.	Singapore
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands
MSDW-JL Holdings II Limited *	Cayman Islands
Morgan Stanley Products Limited	Cayman Islands
MS Capital Cayman Ltd.	Cayman Islands
MS Remora Ltd.	Cayman Islands
MSJL Holdings 4682 Limited	Cayman Islands
MS CYM Preferred Ltd.	Cayman Islands
MSJS Preferred YK	Japan
MSJL Holdings Limited	Cayman Islands
Morgan Stanley Japan Holdings Co., Ltd. *	Japan
Hybrid Capital K.K.	Japan
TM, Limited	Japan
Hybrid Capital Second K.K.	Japan
Jipang Mortgage Finance Co., Ltd.	Japan
Morgan Stanley Asset & Investment Trust Management Co., Limited	Japan
Morgan Stanley Japan Business Group Co., Ltd.	Japan
Morgan Stanley Japan Group Co., Ltd.	Japan
Morgan Stanley Japan Securities Co., Ltd.	Japan
Morgan Stanley Capital K.K. *	Japan
K.K. MST Investment Management *	Japan
Morgan Stanley Tokyo Properties K.K.	Japan
MS Real Estate Advisors Co., Ltd.	Japan
Panorama Hospitality, K.K.	Japan
MSDW Birkdale Limited	Cayman Islands
MSDW Muirfield Limited	Cayman Islands
MSDW Lytham Limited	Cayman Islands
Swilken Limited	Cayman Islands
Morgan Stanley Asia Pacific Services Limited	United Kingdom
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley Australia Finance Limited	Australia
Morgan Stanley (Australia) Real Estate Holdings Pty Limited	Australia
Morgan Stanley (Australia) Servco Pty Limited	Australia
Morgan Stanley International Real Estate Limited	Australia
Morgan Stanley Bank AG	Germany
Morgan Stanley B.V.	The Netherlands
Morgan Stanley Canada Limited	Canada
Morgan Stanley Capital (Luxembourg) S.A. *	Luxembourg

*	Denotes subsidiaries having more than one shareholder.

Page 8 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Capital, S.A. de C.V., SOFOM, E.N.R. *	Mexico
Morgan Stanley Cayman Holdings I Limited	Cayman Islands
Morgan Stanley Commodities Trading Cayman Holdings Limited	Cayman Islands
Morgan Stanley Commodities Trading Hong Kong Holdings Limited	Hong Kong
Morgan Stanley Commodities Trading (China) Limited	People’s Rep. of China
MS Gamma Holdings LLC	Delaware
Cabot 37 Limited *	United Kingdom
Cabot 34 Limited	United Kingdom
Cabot 35 Limited	United Kingdom
Morgan Stanley Hong Kong Limited	Hong Kong
Morgan Stanley Hong Kong Nominees Limited	Hong Kong
Morgan Stanley Hungary Analytics Limited	Hungary
Morgan Stanley International Limited	United Kingdom
Morgan Stanley Group (Europe) *	United Kingdom
Advantage Home Loans Limited	United Kingdom
Bayfine UK Products *	United Kingdom
Morgan Stanley Angel Limited	Cayman Islands
Suffolk Trading B.V.	The Netherlands
V2 Music (Holdings) Limited *	United Kingdom
Morgan Stanley Leitrim Sarl *	Luxembourg
Morgan Stanley Kerry Limited	Cayman Islands
Morgan Stanley Richmond Limited	Gibraltar
Morgan Stanley Bank International Limited *	United Kingdom
Morgan Stanley Bank International (China) Limited	People’s Rep. of China
Morgan Stanley Capital Group Limited	United Kingdom
Morgan Stanley (Europe) Limited	United Kingdom
Morgan Stanley Gala Limited *	Jersey, Channel Is.
Morgan Stanley Finance plc *	United Kingdom
Morgan Stanley Caballa Limited	United Kingdom
Morgan Stanley Gastoro Investments Limited	United Kingdom
Morgan Stanley Pintado Investments Limited	United Kingdom
Woburn IV Cooperatieve U.A.	The Netherlands
Woburn V Cooperatieve U.A.	The Netherlands
Morgan Stanley Corporate Holdings Limited	United Kingdom
MSDW Corporate Investments I Limited	Jersey, Channel Is.
MSDW Corporate Investments II Limited	Jersey, Channel Is.
Sunningdale Cooperatieve UA	The Netherlands
Wentworth Cooperatieve U.A.	The Netherlands
Woburn Cooperatieve UA	The Netherlands
Morgan Stanley Investments (UK) Limited	United Kingdom
Morgan Stanley Investment Management Limited *	United Kingdom
Morgan Stanley Investment Management (ACD) Limited	United Kingdom
Morgan Stanley JY Holdings Limited	United Kingdom

*	Denotes subsidiaries having more than one shareholder.

Page 9 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley JY Limited	United Kingdom
Morgan Stanley Property Management (UK) Limited	United Kingdom
Morgan Stanley Services (UK) Limited	United Kingdom
Morgan Stanley (Structured Products) Jersey Limited	Jersey, Channel Is.
Morgan Stanley UK Group	United Kingdom
Morgan Stanley & Co. International plc *	United Kingdom
Cabot 38 Limited	United Kingdom
Morgan Stanley Derivative Products (Singapore) Pte. Ltd.	Singapore
Morgan Stanley Equity Trading (Singapore) Pte. Ltd.	Singapore
Morgan Stanley Derivative Products (Spain) S.L.	Spain
Morgan Stanley Humboldt Investments Limited	United Kingdom
Clearcreek, S.L.	Spain
Morgan Stanley Langton Limited	United Kingdom
Morgan Stanley Longcross Limited	United Kingdom
Morgan Stanley Derivative Products (Netherlands) B.V.	The Netherlands
Drake II Investments Limited	Cayman Islands
Morgan Stanley Maple Limited	United Kingdom
Morgan Stanley Bridel S.a.r.l.	Luxembourg
Morgan Stanley Strategic Investments Limited	United Kingdom
Morgan Stanley Lyle Investments Limited	United Kingdom
Morgan Stanley Dover Investments Limited	United Kingdom
Morgan Stanley Fisher Investments Limited	United Kingdom
Ashwood Cooperatieve U.A.	The Netherlands
Badalona Investments I Limited	Cayman Islands
Badalona Investments II Limited	Cayman Islands
Badalona Investments III Limited	Cayman Islands
Badalona Investments IV Limited	Cayman Islands
Morgan Stanley Lundy Investments Limited	United Kingdom
Wadway 1 Cooperatieve U.A.	The Netherlands
Wadway2 Cooperatieve U.A.	The Netherlands
Sabadell Investments I Limited	Cayman Islands
Sabadell Investments II Limited	Cayman Islands
Sabadell Investments III Limited	Cayman Islands
Sabadell Investments IV Limited	Cayman Islands
Woburn VI Cooperatieve U.A.	The Netherlands
Morgan Stanley Elz GmbH	Germany
Morgan Stanley Saar GmbH	Germany
Morgan Stanley Equity Finance (Denmark) ApS	Denmark
Morgan Stanley Equity Financing Services (Sweden) AB	Sweden
Morgan Stanley (France) SAS	France
Morgan Stanley Havel GmbH	Germany
Morgan Stanley Dill GmbH	Germany
Morgan Stanley Main GmbH	Germany

*	Denotes subsidiaries having more than one shareholder.

Page 10 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Isar GmbH	Germany
Morgan Stanley Mosel GmbH	Germany
Morgan Stanley Kochi Limited	Cayman Islands
Camomile Liffey Investments (UK) Limited	Cayman Islands
Morgan Stanley Durham Investments Limited	United Kingdom
Honeybourne Holdings Limited *	Gibraltar
Morgan Stanley Devon Investments Limited	United Kingdom
Morgan Stanley Cumbria Investments *	United Kingdom
Morgan Stanley Berkshire Investments Limited	Jersey, Channel Is.
Morgan Stanley Cheshire Investments Limited	Jersey, Channel Is.
Morgan Stanley Dorset Investments Limited *	United Kingdom
Kerala Investments Limited	Cayman Islands
Morgan Stanley Cork Limited	Cayman Islands
Morgan Stanley Malabar Limited	Cayman Islands
Morgan Stanley Creedy Limited	Cayman Islands
Morgan Stanley Brunton Sarl *	Luxembourg
Morgan Stanley Putney Limited	Gibraltar
Morgan Stanley Hoxne Limited	Gibraltar
Morgan Stanley Lowman Limited	Cayman Islands
Morgan Stanley Mildenhall S.a.r.l.	Luxembourg
Morgan Stanley Byzantine S.a.r.l.	Luxembourg
Morgan Stanley Rosetta Investments S.a.r.l.*	Luxembourg
Morgan Stanley Finchley Limited	Gibraltar
Morgan Stanley Rasam Limited *	Cayman Islands
Morgan Stanley Vindolanda Equity S.a.r.l.	Luxembourg
Morgan Stanley Shannon Limited	Cayman Islands
Morgan Stanley Adur Limited	Cayman Islands
Morgan Stanley Shoreditch Limited *	Cayman Islands
Morgan Stanley Mandarin Limited	United Kingdom
Morgan Stanley Harlequin Investments Limited	United Kingdom
Morgan Stanley Pintail Investments Limited *	United Kingdom
Bonaire Cooperatieve U.A.	The Netherlands
Metsys Cooperatieve U.A.	The Netherlands
Orangewood Cooperatieve U.A.	The Netherlands
Saenredam Cooperatieve U.A.	The Netherlands
Saldanha Cooperatieve U.A.	The Netherlands
Tamboer Cooperatieve U.A.	The Netherlands
Morgan Stanley Neudorf S.a.r.l.	Luxembourg
Morgan Stanley Piccadilly Limited	Cayman Islands
Morgan Stanley Rhein SARL	Luxembourg
Morgan Stanley Clausen Sarl	Luxembourg
Morgan Stanley Eich Sarl	Luxembourg
Morgan Stanley Rivelino Investments Limited	United Kingdom
Morgan Stanley Dolor Limited	Cayman Islands
Morgan Stanley Gerson Limited	Cayman Islands

*	Denotes subsidiaries having more than one shareholder.

Page 11 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Tostao Limited	Cayman Islands
Morgan Stanley Silvermere Limited *	United Kingdom
Morgan Stanley Bowline Limited *	United Kingdom
Morgan Stanley Penberthy Limited *	United Kingdom
Archimedes Investments Cooperatieve U.A.	The Netherlands
Hanger Straight Limited	Cayman Islands
Terrassa I Investments Limited	Cayman Islands
Terrassa II Investments Limited	Cayman Islands
Terrassa III Investments Limited	Cayman Islands
Terrassa IV Investments Limited	Cayman Islands
Morgan Stanley Shanklin Limited	Cayman Islands
Morgan Stanley Northcote Investments Limited	United Kingdom
Bermont Cooperatieve U.A.	The Netherlands
Borderwijk Cooperatieve U.A.	The Netherlands
Morgan Stanley Norton Investments Limited	United Kingdom
Morgan Stanley Victoria Limited	Cayman Islands
Shavano Cooperatieve U.A.	The Netherlands
Morgan Stanley Hampstead Limited *	Cayman Islands
Morgan Stanley Yarmouth Limited	Cayman Islands
Morgan Stanley Taiwan Limited *	Republic of China
Morgan Stanley Waterloo Limited *	Cayman Islands
Moor Lane Investments Limited	Jersey, Channel Is.
MSDW Portrush Limited *	Cayman Islands
Morgan Stanley Propus Limited	Gibraltar
Morgan Stanley Batherm Limited	Cayman Islands
Morgan Stanley Ursa SARL	Luxembourg
Morgan Stanley Hercules SARL	Luxembourg
Morgan Stanley Lyra SARL*	Luxembourg
Morgan Stanley Temple Limited	Gibraltar
Newburgh Investments Limited	United Kingdom
Morgan Stanley Turnberry Limited	United Kingdom
Morgan Stanley Medway Limited	United Kingdom
Morgan Stanley Cadzand II Limited	Cayman Islands
Morgan Stanley Ock Limited	Cayman Islands
Morgan Stanley Weaver Sarl	Luxembourg
Morgan Stanley Cadzand III Limited *	Cayman Islands
Morgan Stanley Knightsbridge Limited	Cayman Islands
Morgan Stanley Oostburg B.V.	The Netherlands
Morgan Stanley Oostburg and Partners S.e.c.s.*	Luxembourg
Ramey Sarl	Luxembourg
Morgan Stanley Mallard Investments Limited *	United Kingdom
Carysforth Investments Limited	Cayman Islands
Haddington Investments Limited	Cayman Islands
Morgan Stanley Millbrae Investments B.V.*	The Netherlands
Morgan Stanley Montgomerie Investments Limited	United Kingdom

*	Denotes subsidiaries having more than one shareholder.

Page 12 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Cadzand Limited	United Kingdom
Morgan Stanley Malin Investments Limited	United Kingdom
Woburn III Cooperatieve U.A.	The Netherlands
Morgan Stanley Raleigh Investments Limited *	United Kingdom
Morgan Stanley Langtree Investments B.V.	The Netherlands
Drake Investments Limited *	Cayman Islands
Norwegian Energy Limited *	England & Wales
Morgan Stanley & Co. Limited *	United Kingdom
East Sussex Financing Limited	Jersey, Channel Is.
Cottenden Financing Unlimited	Jersey, Channel Is.
Morgan Stanley Securities Limited	United Kingdom
Morstan Nominees Limited	United Kingdom
Morgan Stanley UK Limited	United Kingdom
Morgan Stanley Pension Trustee Limited	United Kingdom
Morgan Stanley Trustee Limited	United Kingdom
Morgan Stanley Wertpapiere GmbH	Germany
OOO Morgan Stanley Bank	Russian Federation
Morgan Stanley Strategic Funding Limited *	United Kingdom
MS Leasing UK Limited (In Members’ Voluntary Liquidation)	United Kingdom
Morgan Stanley Finance (C.I.) Limited	Jersey, Channel Is.
MSDW Fixed Income Limited	Jersey, Channel Is.
Morgan Stanley Jubilee Investments Limited	United Kingdom
Augusta Cooperatieve U.A.	The Netherlands
Morgan Stanley Eden Investments Limited	United Kingdom
Willow Capital Limited	Jersey, Channel Is.
Morgan Stanley Investment Management (Australia) Pty Limited	Australia
Morgan Stanley Investment Management (Korea) Limited	Republic of Korea
Morgan Stanley Investments (Mauritius) Limited	Mauritius
Morgan Stanley (Israel) Ltd.	Israel
Morgan Stanley Japan Limited	Cayman Islands
Morgan Stanley Latin America Incorporated	Delaware
Banco Morgan Stanley S.A. *	Brazil
Morgan Stanley Administadora de Carteiras S.A. *	Brazil
Morgan Stanley C.T.V.M. S.A. *	Brazil
Morgan Stanley Dean Witter do Brasil Ltda. *	Brazil
Morgan Stanley Uruguay Ltda. *	Uruguay
Morgan Stanley Mauritius Company Limited	Mauritius
Alanoushka Finlease and Investments Private Limited *	India
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands
Morgan Stanley India Capital Private Limited *	India
Morgan Stanley India Primary Dealer Private Limited *	India
Morgan Stanley India Securities Private Limited *	India
Morgan Stanley India Company Private Limited *	India
Morgan Stanley India Financial Services Private Limited *	India
Morgan Stanley India Services Private Limited *	India

*	Denotes subsidiaries having more than one shareholder.

Page 13 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Investment Management Private Limited *	India
MSIM Global Support and Technology Services Private Limited *	India
Morgan Stanley Menkul Degerler A.S. *	Turkey
Morgan Stanley México, Casa de Bolsa, S.A. de C.V. *	Mexico
Morgan Stanley (Thailand) Limited *	Thailand
Morgan Stanley San Donato SARL *	Luxembourg
Morgan Stanley Syrah Two Limited *	Cayman Islands
Morgan Stanley Donegan Limited	Cayman Islands
Morgan Stanley Middle East Inc.	Delaware
Morgan Stanley Saudi Arabia *	Saudi Arabia
Morgan Stanley Mortgage Servicing Limited	United Kingdom
Prime Commercial Mortgage Servicing GmbH	Germany
Morgan Stanley Pacific Services Limited	United Kingdom
Morgan Stanley Poggio Secco Limited	Cayman Islands
Alpino Investments Limited *	Cayman Islands
Morgan Stanley Clare SARL	Luxembourg
Morgan Stanley Private Equity Management Korea, Ltd.	Republic of Korea
Morgan Stanley Real Estate Investment GmbH	Germany
Morgan Stanley SGR (Società di Gestione del Risparmio) SpA *	Italy
Morgan Stanley Spanish Holdings S.L.U.	Spain
Morgan Stanley SV, SAU	Spain
Morgan Stanley Structured Products (Cayman) I Limited	Cayman Islands
Morgan Stanley Pacific Limited	Hong Kong
Morgan Stanley Investment Consultancy (Beijing) Company Limited	People’s Rep. of China
Morgan Stanley Trading Beteiligungs-GmbH	Germany
Morgan Stanley Ukraine LLC *	Ukraine
MS Equity Financing Services (Luxembourg) S.à.r.l.	Luxembourg
MS Italy (Holdings) Inc.	Delaware
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands
MSDW Finance (Netherlands) BV	The Netherlands
MSDW Investment Holdings (US) Inc.	Delaware
Morgan Stanley UK Trader	United Kingdom
Morgan Stanley Corporate Trader *	United Kingdom
Morgan Stanley Financial Trader	United Kingdom
Morgan Stanley Equity Trader *	United Kingdom
Morgan Stanley Weser GmbH	Germany
MSDW Investments (Cayman) Limited	Cayman Islands
MSDW Investment Holdings (UK) Ltd.	United Kingdom
Cabot 1 Limited	United Kingdom
Applied Risc Technologies Limited	United Kingdom

*	Denotes subsidiaries having more than one shareholder.

Page 14 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Cornwall Financing UK Limited	Jersey, Channel Is.
Morgan Stanley Cornwall Investments UK Limited *	Jersey, Channel Is.
Morgan Stanley Investment Holdings Jersey Limited	Jersey, Channel Is.
Lancashire Trading B.V.	The Netherlands
Norfolk Trading B.V.	The Netherlands
Wiltshire Trading B.V.	The Netherlands
Morgan Stanley Funding Limited	Jersey, Channel Is.
Yorkshire Trading B.V.	The Netherlands
MSL Incorporated	Delaware
Morgan Stanley SPV I (Cayman Islands) LLC *	Cayman Islands
Farlington Company *	Ireland
Providence DE LLC	Delaware
Providence Canada Co.	Canada
Providence Cayman Investments Limited *	Cayman Islands
Providence DE Investments Co.	Delaware
PT Morgan Stanley Asia Indonesia *	Indonesia
PT Morgan Stanley Indonesia *	Indonesia
Morgan Stanley International Incorporated *	Delaware
Morgan Stanley South Africa (Pty) Limited	South Africa
Morgan Stanley Asia Holdings V Inc.	Delaware
Morgan Stanley (Australia) Holdings Pty Limited	Australia
Morgan Stanley Australia Limited	Australia
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia
Morgan Stanley Australia Securities Limited	Australia
Morgan Stanley Australia Securities (Nominee) Pty Limited	Australia
Morgan Stanley Capital Holdings *	United Kingdom
Morgan Stanley Dean Witter Financial Holdings, LLC *	Delaware
Morgan Stanley Hong Kong Finance Limited *	Hong Kong
Morgan Stanley UK Capital Limited	United Kingdom
Morgan Stanley Dean Witter HK RAV IV, LLC	Delaware
The HK RAV IV Trust *	Hong Kong
Morgan Stanley International Finance SA *	Luxembourg
Morgan Stanley International Insurance Ltd.	Bermuda
MSIIL Captive Insurance, Inc.	Arizona
Morgan Stanley SerCo Solutions Pty Limited	Australia
Morgan Stanley SPV II (Cayman Islands) LLC	Cayman Islands
MSDWIH Limited	Cayman Islands
Cabot 2 Limited	United Kingdom
MS Cabot Inc.	Delaware
Morgan Stanley Investment Advisors Inc.	Delaware
Morgan Stanley Services Company Inc.	Delaware
Morgan Stanley Investment Management Inc.	Delaware
Morgan Stanley AIP Funding Inc.	Delaware
Morgan Stanley Alternative Investments Inc.	Delaware
GTB Capital Partners GP LP *	Delaware
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands
Morgan Stanley Select Investment Strategies Ltd.	Cayman Islands

*	Denotes subsidiaries having more than one shareholder.

Page 15 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley AIP Falconer 2008 GP LP *	Delaware
Morgan Stanley AIP GP LP	Delaware
Morgan Stanley Alternative Investment Partners LP	Delaware
Morgan Stanley Comprehensive Alternatives Fund I LP	Delaware
Morgan Stanley EPMF I GP LP *	Delaware
Morgan Stanley GDOF GP LP *	Delaware
Morgan Stanley PMF III GP LP *	Delaware
Morgan Stanley SCRSIC Strategic Partnership Fund GP Inc.	Delaware
Morgan Stanley Distribution, Inc.	Pennsylvania
Morgan Stanley (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Leveraged Equity Fund II, Inc.	Delaware
Morgan Stanley Private Equity Asia (Cayman) Limited	Cayman Islands
Morgan Stanley Private Equity Asia Limited *	Hong Kong
Morgan Stanley Private Equity Advisory (Beijing) Limited	Beijing, PRC
Morgan Stanley Leveraged Equity Holdings Inc.	Delaware
Morgan Stanley Life Holding Incorporated	Delaware
Longevity Insurance Company	Texas
Morgan Stanley Malbec LLC	Delaware
Morgan Stanley ML Acquisition Inc.	Delaware
Morgan Stanley Mortgage Capital Holdings LLC	New York
Morgan Stanley Capital REIT II Inc.	Delaware
Morgan Stanley Capital REIT III Inc.	Delaware
Morgan Stanley Dean Witter Asset Capital Inc.	Delaware
Morgan Stanley Residential Mortgage Inc.	Delaware
MSSHG I Ltd.	Cayman Islands
Saxon Capital, Inc.	Maryland
Saxon Capital Holdings, Inc.	Delaware
SCI Services, Inc.	Virginia
Saxon Mortgage, Inc.	Virginia
Saxon Holding, Inc.	Delaware
TRS Securities and Certificates, Inc.	Maryland
Saxon Mortgage Services, Inc.	Texas
Saxon Funding Management LLC	Delaware
Morgan Stanley Securitized Assets LLC	Delaware
Saxon Asset Securities Company	Virginia
Morgan Stanley Municipal Funding Inc.	Delaware
Morgan Stanley Municipal Management, Inc.	Delaware
Morgan Stanley Overseas Finance Ltd.	Cayman Islands
Morgan Stanley Overseas Services (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Preferred Strategies Inc.	Delaware
Morgan Stanley Principal Funding, Inc.	Delaware
Morgan Stanley (Hungary) Financial Services Limited Liability Company *	Hungary
MSXL Asia Pacific Limited	Cayman Islands

*	Denotes subsidiaries having more than one shareholder.

Page 16 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
MSXL China Ltd.	Cayman Islands
SPV Columbus S.r.L. *	Italy
Morgan Stanley Principal Strategies, Inc.	Delaware
Morgan Stanley Private Equity Asia, Inc.	Delaware
Morgan Stanley Real Estate Advisor, Inc.	Delaware
MSREA Holdings, Inc.	Delaware
MS Multifamily Investment Platform, Inc.	Delaware
MSREA Holdings, LLC	Delaware
MSREA LL Holdings, LLC	Delaware
Morgan Stanley Real Estate Funding II, Inc.	Delaware
Morgan Stanley Real Estate Funding II, L.P. *	Delaware
MS Moon Holdings LLC	Delaware
DBFLA Services LLC	Delaware
Morgan Stanley Real Estate F Funding, Inc.	Delaware
Morgan Stanley Real Estate F Funding Partner, Inc.	Delaware
Morgan Stanley Real Estate F International Funding, L.P. *	Delaware
Morgan Stanley Real Estate Investment Management Inc.	Delaware
Morgan Stanley Real Estate Fund, Inc.	Delaware
MSREF I, L.L.C.	Delaware
Morgan Stanley Real Estate Investment Management II, Inc.	Delaware
MSREF II-CO, L.L.C.	Delaware
Morgan Stanley Realty Incorporated	Delaware
BH-MS Realty Inc.	Delaware
BH-MS Leasing Inc.	Delaware
Brooks Harvey & Co., Inc.	Delaware
Dean Witter Global Realty Inc.	Delaware
Japan Realty Finance Company II	Cayman Islands
Lombard Servicing Inc.	Japan
Morgan Stanley Properties, Inc.	Delaware
Morgan Stanley Capital (Real Estate) Pte. Ltd.	Singapore
Morgan Stanley Properties Corso Venezia S.r.l. *	Italy
Morgan Stanley Properties France SAS	France
Morgan Stanley Properties Germany GmbH	Germany
Morgan Stanley Properties Hong Kong Limited	Hong Kong
Morgan Stanley Capital Ltd. *	Republic of Korea
MSK Management II, Ltd. *	Republic of Korea
Morgan Stanley Properties (Mauritius) India	Mauritius
Morgan Stanley Properties India Real Estate Management Private Limited	India
MSP China Holdings Limited	Cayman Islands
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands
Beijing Kaili Asset Servicing Co., Ltd. *	People’s Rep. of China
Morgan Stanley Properties (China) Co. Ltd.	People’s Rep. of China

*	Denotes subsidiaries having more than one shareholder.

Page 17 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
MSDI Investment Services *	People’s Rep. of China
Panorama Hospitality Global, Inc.	Delaware
Panorama Hospitality Limited	United Kingdom
MS Japan REIT Holding KK	Japan
MS Japan Strategic Core Acquisition KK	Japan
Tokyo Realty Investment Company II	Cayman Islands
Morgan Stanley Reinsurance Ltd.	Bermuda
Morgan Stanley Renewables Inc.	Delaware
Morgan Stanley Biomass LLC	Delaware
Morgan Stanley BrightSource LLC	Delaware
Morgan Stanley Geothermal LLC	Delaware
Morgan Stanley Renewable Development Fund LLC	Delaware
Third Planet Windpower, LLC *	Delaware
Morgan Stanley Wind LLC	Delaware
MS Greenrock LLC	Delaware
Carson Solar I, LLC	Delaware
MS Solar I LLC	Delaware
MF Mesa Lane, LLC	Delaware
MS SolarCity LLC	Delaware
Solar Star California III LLC	Delaware
Solar Star California V LLC	Delaware
Solar Star California VI LLC	Delaware
Solar Star California IX LLC	Delaware
Solar Star WMT I, LLC	Delaware
Morgan Stanley Risk Services LLC	Delaware
Morgan Stanley SECAP Funding, LLC	Delaware
Morgan Stanley Secured Financing LLC	Delaware
Morgan Stanley Securities, Inc.	Delaware
MS Equity Products (Luxembourg) S.à.r.l	Luxembourg
Morgan Stanley Foreign Complex Trust *	Delaware
Morgan Stanley Securitization Funding Inc.	Delaware
Morgan Stanley Senior Funding, Inc.	Delaware
Inversiones Sudamerica Uno Ltda *	Republic of Chile
Morgan Stanley European Event Driven Finance, Inc.	Delaware
Morgan Stanley European Funding, Inc.	Delaware
Morgan Stanley European Leveraged Products Inc.	Delaware
Morgan Stanley European Transaction Finance, Inc.	Delaware
Morgan Stanley MSSF LLC	Delaware
Morgan Stanley Senior Funding (Capital), Inc.	Delaware
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada
MSSFG (SPV-AMC) Inc *	The Philippines
Tenedora Dalia, S.A. de C.V., SOFOM, E.N.R. *	Mexico
Morgan Stanley Services Canada Holding Corp.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 18 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Services Canada Corp.	Nova Scotia
Morgan Stanley Services Inc.	Delaware
Morgan Stanley Special Situations Group Inc.	Delaware
Morgan Stanley Stingray LLC	Delaware
Morgan Stanley Syrah One Limited	Cayman Islands
Morgan Stanley Barbera One Limited	Cayman Islands
Morgan Stanley Grenache One Limited	Cayman Islands
Morgan Stanley Grenache Three Limited	Cayman Islands
Morgan Stanley Grenache Two Limited	Cayman Islands
Morgan Stanley Technical Services Inc.	Delaware
Morgan Stanley Technical Services MB/VC Inc.	Delaware
Morgan Stanley Tindur LLC *	Delaware
Morgan Stanley Arete Limited	Cayman Islands
Morgan Stanley Hubbard Inc. *	Delaware
Drumlin JV Inc.	Delaware
Morgan Stanley Immarsuak LLC	Delaware
Morgan Stanley Hatteras I LLC *	Delaware
Morgan Stanley Pennine LLC *	Delaware
Morgan Stanley Scafell Limited	Cayman Islands
Morgan Stanley Snowdon Inc. *	Delaware
Hamar JV Inc.	Delaware
Morgan Stanley Torridon LLC	Delaware
Morgan Stanley Hatteras II LLC *	Delaware
Morgan Stanley Tower, LLC	Delaware
MS Financing Inc.	Delaware
Broadway 522 Fifth JV LLC *	Delaware
G.H.Y. Capital II B.V.	The Netherlands
Morgan Stanley 1585 Broadway LLC	Delaware
Morgan Stanley 750 Building Corp.	Delaware
G.H.Y. Capital B.V.	The Netherlands
MS Beta Holdings LLC	Delaware
Morgan Stanley CS Aviation Holdings, LLC	Delaware
MSDW LTCP, L.L.C.	Delaware
MS Harrison LLC	Delaware
Morgan Stanley Trust	Federal Charter
Morgan Stanley Credit Corporation	Delaware
Morgan Stanley Credit Corporation of Iowa	Iowa
Morgan Stanley Credit Corporation of Minnesota	Minnesota
Morgan Stanley Credit Corporation of Pennsylvania	Pennsylvania
Morgan Stanley Credit Corporation of Tennessee	Tennessee
NOVUS Financial Corporation of Washington	Washington
NOVUS Receivables Financing Inc.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 19 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Trust National Association	Federal Charter
Morgan Stanley Venture Capital III, Inc.	Delaware
Morstan Development Company, Inc.	Delaware
MS 10020, Inc.	Delaware
MS Debt Opportunities Corp.	Delaware
MS Hawk I LLC	Delaware
MS Holdings Incorporated	Delaware
ARS FIHF GP Inc.	Delaware
ARS GMEMN GP Inc.	Delaware
Morgan Stanley ARS Funding Inc.	Delaware
Morgan Stanley Hedge Fund Partners Cayman Ltd	Cayman Islands
Morgan Stanley Hedge Fund Partners GP LP *	Delaware
Morgan Stanley HFP Investment Inc.	Delaware
Morgan Stanley Hedge Fund Partners LP *	Delaware
Morgan Stanley IMDCP Funding, LLC	Delaware
Morgan Stanley Infrastructure Inc.	Delaware
Morgan Stanley Infrastructure GP LP *	Delaware
Morgan Stanley Offshore Infrastructure GP, Ltd.	Cayman Island
Morgan Stanley Infrastructure Holdings Inc.	Delaware
Morgan Stanley Merchant Banking Insurance Holdings, LLC	Delaware
Morgan Stanley Merchant Banking Insurance Company	Vermont
Morgan Stanley Private Equity Asia III, Inc.	Delaware
Morgan Stanley Private Equity Asia III, L.L.C.	Delaware
MSPEA SLP III, L.L.C.	Delaware
Morgan Stanley Real Estate Securities Global Best Ideas GP Inc.	Delaware
MS Alternatives Funding, Inc.	Delaware
MS Alternatives Funding Partner, Inc.	Delaware
Morgan Stanley Capital Partners V Funding LP *	Delaware
MS Infrastructure I Funding LP *	Delaware
MS Alternatives Holding C Inc.	Delaware
MS Alternatives Holding C (Cayman) Ltd.	Cayman Islands
MS Alternatives Holding D Inc.	Delaware
MS Alternatives Holding E Inc.	Delaware
MS ARS Holding A Inc.	Delaware
MS ARS Holding B Inc.	Delaware
MS Capital Partners Adviser Inc.	Delaware
MS Fixed Income Group Management Inc.	Delaware
MSCP V GP, Inc.	Delaware
MS Capital Partners V GP LP *	Cayman Islands
MS Capital Partners V LP *	Delaware
MS Credit Partners GP Inc.	Delaware
MS Credit Partners GP L.P. *	Delaware
MS Credit Partners Holdings Inc.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 20 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
MSGFI Management Inc.	Delaware
Private Investment Partners Inc.	Delaware
Private Investment Partners GP Inc.	Delaware
TAM Investment Holdings, Inc.	Delaware
FrontPoint Partners LLC	Delaware
Brookville Horizons Fund GP, LLC	Delaware
Brookville Onshore Horizons Fund I GP, LLC	Delaware
FPP Healthcare Fund 2X GP, LLC	Delaware
FrontPoint Asian Event Driven Fund GP, LLC	Delaware
FrontPoint Asia Pacific GP, LLC	Delaware
FrontPoint BCO GP, LLC	Delaware
FrontPoint Brookville Loan Fund GP, LLC	Delaware
FrontPoint Consumer and Industrials Fund GP, LLC	Delaware
FrontPoint Copia Energy Horizons Fund GP, LLC *	Delaware
FrontPoint Currency Fund GP, LLC	Delaware
FrontPoint Enhanced Alpha Fund I GP, LLC	Delaware
FrontPoint Enhanced Index Fund U.S. Equity Series GP, LLC	Delaware
FrontPoint Enhanced TIPS GP, LLC	Delaware
FrontPoint Euroasia Opportunity Fund GP, LLC	Delaware
FrontPoint European Fund GP, LLC	Delaware
FrontPoint Financial Horizons Fund GP, LLC	Delaware
FrontPoint Financial Services Fund GP, LLC	Delaware
FrontPoint Global Emerging Markets Fund GP, LLC	Delaware
FrontPoint Global Enhanced Inflation Linked Bond Index Fund GP, LLC	Delaware
FrontPoint Global Equity Portfolio Fund GP, LLC	Delaware
FrontPoint Greater China Fund GP, LLC	Delaware
FrontPoint Healthcare Centennial Fund GP, LLC	Delaware
FrontPoint Healthcare Fund GP, LLC	Delaware
FrontPoint Healthcare Horizons Fund GP, LLC	Delaware
FrontPoint Healthcare Long Horizons Fund GP, LLC	Delaware
FrontPoint Japan Fund 2X GP, LLC	Delaware
FrontPoint Japan Fund GP, LLC	Delaware
FrontPoint Japan Small/Mid Cap Fund GP, LLC	Delaware
FrontPoint JEMN GP, LLC	Delaware
FrontPoint Leveraged Multi-Strategy Fund GP, LLC	Delaware
FrontPoint Management (Hong Kong), Ltd.	Cayman Islands
FrontPoint Management Inc.	Delaware
FrontPoint Management Japan Limited	Cayman Islands
FrontPoint Management (Singapore) Pte. Ltd.	Singapore
FrontPoint Management (UK) LLP	United Kingdom
FrontPoint Michigan Strategic Partnership Fund GP, LLC	Delaware
FrontPoint Multi-Strategy Fund GP, LLC	Delaware
FrontPoint Partners Trading Fund GP, LLC	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 21 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
FrontPoint Quantitative Macro Fund GP, LLC	Delaware
FrontPoint RCL Equity Long/Short Fund GP, LLC	Delaware
FrontPoint Relative Value Opportunities Fund GP, LLC	Delaware
FrontPoint Service Company (UK) Limited	United Kingdom
FrontPoint Service Company (UK) No 2 Limited	United Kingdom
FrontPoint Strategic Alpha Manager, LLC	Delaware
FrontPoint Strategic Credit Fund GP, LLC	Delaware
FrontPoint Technology Fund GP, LLC	Delaware
FrontPoint Universal GP, LLC	Delaware
FrontPoint Utility and Energy Fund GP, LLC *	Delaware
FrontPoint Volatility Opportunities Fund GP, LLC	Delaware
Stadia Capital GP, LLC	Delaware
MS Lion LLC	Delaware
Morgan Stanley Beta Investments Limited	United Kingdom
Morgan Stanley Bucine Limited	United Kingdom
Morgan Stanley Cooper Limited	United Kingdom
Morgan Stanley Gamma Investments *	United Kingdom
Morgan Stanley Portland Investments Limited	United Kingdom
MS Leopard Inc. *	Delaware
MS Lynx Ltd.	Cayman Islands
Puma JV LLC	Delaware
MS Tiger Ltd.	Cayman Islands
Oncilla LLC *	Delaware
MS Low Income Housing Corporation	Delaware
Conchita I LLC	Delaware
Esox LLC	Delaware
Guanaco I LLC	Delaware
Mombacho I LLC	Delaware
MS Guaranteed Tax Credit Fund XVI, LLC	Delaware
MS Guaranteed Tax Credit Fund XXIII, LLC	Delaware
Morgan Stanley Georgia Tax Credit Fund III, LLC	Delaware
Morgan Stanley New Markets, Inc.	Delaware
MS New Markets I LLC *	Delaware
MS New Markets II LLC	Delaware
MS New Markets III LLC	Delaware
MS New Markets IV LLC	Delaware
MS New Markets V LLC	Delaware
MS New Markets VI LLC	Delaware
MS New Markets VII LLC	Delaware
MS New Markets VIII LLC	Delaware
MS New Markets IX LLC	Delaware
MS New Markets X LLC	Delaware
MS CTH MHP II LLC	Delaware
MS CTH SLP Operating LLC	Delaware
MS CTH Special General Partner II LLC	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 22 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
MS LIHTC FCG LLC	Delaware
MS LIHTC FCG Fund I LLC *	Delaware
MS LIHTC FCG Fund II LLC *	Delaware
MS LIHTC FCG II LLC	Delaware
Paquia LLC	Delaware
Pietra I LLC	Delaware
Pietra II LLC	Delaware
Pietra III LLC	Delaware
Pinol I LLC	Delaware
Pinol II LLC	Delaware
Pinol III LLC	Delaware
Pinol IV LLC	Delaware
Wiwili IV LLC	Delaware
Pinol V LLC	Delaware
BMC NAB Trust Investmment Fund LLC	Delaware
HIGC Investment Fund LLC	Delaware
PSFG Funding LLC	Delaware
Trova I LLC	Delaware
Trova II LLC	Delaware
Trova III LLC	Delaware
Trova IV LLC	Delaware
Viento LLC	Delaware
Viento II LLC	Delaware
Viento III LLC	Delaware
Viento IV LLC	Delaware
Viento V LLC	Delaware
Viento VI LLC	Delaware
Viento VII LLC	Delaware
Viento VIII LLC	Delaware
Viento IX LLC	Delaware
Viento X LLC	Delaware
Viento XI LLC	Delaware
Viento XII LLC	Delaware
Viento XIII LLC	Delaware
Viento XIV LLC	Delaware
Wiwili I LLC	Delaware
Wiwili II LLC	Delaware
Wiwili III LLC	Delaware
Wiwili V LLC	Delaware
SHCO 7 S.a.r.l.	Luxembourg
SHCO 8 S.a.r.l.	Luxembourg
SHCO 9 S.a.r.l.	Luxembourg
Vicuna IV LLC	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 23 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Spad Investments Limited	Luxembourg
Morgan Stanley Morane Investments Limited	Luxembourg
Morgan Stanley Curtiss Investments Limited	Luxembourg
Wiwili VI LLC	Delaware
MS Low Income Housing II Corporation	Delaware
Morgan Stanley Kashi LLC	Delaware
MS LIHTC FCG INT LLC	Delaware
MS Taishan Inc.	Delaware
Vicuna I LLC	Delaware
Vicuna II LLC	Delaware
Vicuna III LLC	Delaware
Warepool 1A LLC	Delaware
Warepool 2A LLC	Delaware
Warepool 3A LLC	Delaware
Warepool 4A LLC	Delaware
Warepool 5A LLC	Delaware
Warepool 6A LLC	Delaware
Warepool 7A LLC	Delaware
Warepool 8A LLC	Delaware
Warepool 9A LLC	Delaware
MS Low Income Housing III Corporation	Delaware
Warepool SLP LLC	Delaware
MS Pegau LLC	Delaware
Millport Holdings LLC	Delaware
Millport I LLC	Delaware
Elderslie Holdings Limited	Delaware
Elderslie Limited	Cayman Islands
Esporta Holdings Limited	Cayman Islands
Esporta Limited	Cayman Islands
Littlehill (US) LLC	Delaware
Ravelston LLC	Delaware
MS Beaucastel LLC	Delaware
Rhone Robles LLC	Delaware
MS Real Estate Mezzanine Advisor, Inc.	Delaware
MS Revel EFS LLC	Delaware
D&Z Limited	Cayman Islands
MS Structured Asset Corp.	Delaware
MS Synfuels, Inc.	Delaware
MS Rosebank LLC	Delaware
Morgan Stanley Strand Limited	Cayman Islands
Cornelia Limited *	Cayman Islands
Clifton Limited	Cayman Islands
Lamis Sarl	Luxembourg

*	Denotes subsidiaries having more than one shareholder.

Page 24 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Lesley Sarl	Luxembourg
Lindley Sarl	Luxembourg
Linksfield Sarl	Luxembourg
Seapoint Investments (Proprietary) Limited	South Africa
MS Douglasdale Limited	Cayman Islands
Bondi Limited	Cayman Islands
MS Melville LLC *	Delaware
MS Dainfern LLC*	Delaware
MS Greenside LLC	Delaware
MS Houghton LLC	Delaware
Sandhurst Partnership *	Delaware
MS Sandhurst FX LLC	Delaware
Morgan Stanley Prosen Limited	Delaware
Morgan Stanley Limpopo LLC *	Delaware
Morgan Stanley Breede Inc.	Delaware
Morgan Stanley Lomati LLC	Delaware
Morgan Stanley Vaal LLC	Delaware
Clova Investments LP *	Delaware
MS Technology Holdings, Inc.	Delaware
MS Venture Capital Holding Inc.	Delaware
MSAM Holdings II, Inc.	Delaware
Van Kampen Investments Inc.	Delaware
Van Kampen Advisors Inc.	Delaware
Van Kampen Asset Management	Delaware
Van Kampen Exchange Corp.	California
Van Kampen Funds Inc.	Delaware
Van Kampen Investor Services Inc.	Delaware
MSBF Inc.	Delaware
MSCP III Holdings, Inc.	Delaware
Morgan Stanley Proprietary Trading Co. (Cayman) Limited	Cayman Islands
MSDW Capital Partners IV, Inc.	Delaware
MSDW Carnoustie LLC	Delaware
MSDW Gleneagles Limited	Cayman Islands
Marchmont Capital, Inc.	Delaware
MSDW CPIV Holdings, Inc.	Delaware
MSDW Credit Products Inc.	Delaware
Morgan Stanley Credit Products Ltd.	Cayman Islands
MSDW EFS Holdings Inc.	Delaware
MSDW Emerging Equity, Inc.	Delaware
MSDW Fixed Income Ventures Inc.	Delaware
Morgan Stanley Principal Investments, Inc.	Delaware
JHP Holdings, LLC *	Delaware
JHP Pharmaceuticals, LLC	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 25 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
MHC Co-Invest Genpar	Cayman Islands
MHC Co-Invest, LP	Cayman Islands
Morgan Stanley Principal Investments Asia LLC	Delaware
Morgan Stanley Mayak Limited	Cayman Islands
MS China 6 Limited	Cayman Islands
MS China 7 Limited	Cayman Islands
MS China 8 Limited	Cayman Islands
MS China 16 Limited	Cayman Islands
MSPI Mauritius 1 Limited	Mauritius
Morgan Stanley Principal Investments Europe LLC	Delaware
Morgan Stanley Principal Investments Netherlands BV	The Netherlands
Morgan Stanley Principal Investments North America LLC	Delaware
MS China 9 Limited	Cayman Islands
MS China 10 Limited	Cayman Islands
MS China 11 Limited	Cayman Islands
MS China 12 Limited	Cayman Islands
MSPI Hong Kong I Limited	Hong Kong
Stadium Capital Financing Group, LLC *	Delaware
Morgan Stanley BrokerTec Holdings Inc.	Delaware
Morgan Stanley Strategic Investments, Inc.	Delaware
Eaux Vives Water Bottling Corp.	Canada
Morgan Stanley Bahamas Investments, LLC	Delaware
MSDW International Employee Services LLC	Delaware
MSDW Nederland B.V.	The Netherlands
MSDW Oak, LLC	Delaware
Maple JV, LLC *	Delaware
Sycamore II, Inc.	Delaware
Maple Finance, Inc.	Delaware
MSDW Birch (Cayman) Limited	Cayman Islands
MSDW Offshore Equity Services Inc.	Delaware
Fundlogic Holdings Inc.	Delaware
Fundlogic SAS	France
Morgan Stanley Alzette S.a.r.l.	Luxembourg
Morgan Stanley New Hampshire LLC	Delaware
Morgan Stanley Deshka LLC	Delaware
Morgan Stanley Barnard LLC	Delaware
Morgan Stanley Chandra LLC	Delaware
Morgan Stanley Keck LLC	Delaware
Morgan Stanley Mayall LLC	Delaware
Morgan Stanley Equity Financing Services Ireland Limited	Ireland
Morgan Stanley Equity Holdings (Ireland)	Ireland
Morgan Stanley Equity Trading (DIFC) Limited	DIFC
Morgan Stanley Equity Trading GP Limited	Jersey, Channel Is.

*	Denotes subsidiaries having more than one shareholder.

Page 26 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley Luxembourg Equity Holdings S.a.r.l.	Luxembourg
Morgan Stanley Bramley Limited	United Kingdom
Morgan Stanley Corporate Holdings (Ireland)	Ireland
Morgan Stanley Derivative Products (Luxembourg) Sarl	Luxembourg
Morgan Stanley Finance (Gibraltar) Limited	Gibraltar
Morgan Stanley Luxembourg Equity Trading (Jersey) LP *	Jersey, Channel Is.
Morgan Stanley Equity Finance (Malta) Limited *	Malta
Morgan Stanley Grund Sàrl	Luxembourg
Morgan Stanley Derivative Products (Portugal), Unipessoal Lda	Portugal
Morgan Stanley Euro Financing (Ireland) Limited *	Ireland
Morgan Stanley Warta GmbH	Germany
Morgan Stanley Kadarka Limited	Cayman Islands
Morgan Stanley (NSW) Pty Limited	Victoria, Australia
Morgan Stanley Somerset Limited	United Kingdom
Morgan Stanley Moselle S.a.r.l.	Luxembourg
Morgan Stanley Equity Trading LP	Jersey, Channel Is.
Morgan Stanley Wiltz S.a.r.l.	Luxembourg
Morgan Stanley Heythorp Investments	Ireland
Morgan Stanley Equity Holdings (Netherlands) B.V.	Netherlands
Morgan Stanley Equity Investments (UK) Limited *	Cayman Islands
Morgan Stanley GFD Hedge Holdings Limited *	Cayman Islands
Morgan Stanley GFD Hedge Holdings II Limited	Cayman Islands
Morgan Stanley GFD Proprietary Holdings Limited	Cayman Islands
MSDW Equity Finance Services I (Cayman) Ltd.	Cayman Islands
.MSDW Offshore Equity Services (Korea) Inc.	Delaware
MSDW OIP Investors, Inc.	Delaware
MSDW PE/VC Holdings, Inc.	Delaware
MSDW Real Estate Special Situations II, Inc.	Delaware
MSDW Real Estate Special Situations II-A Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-B Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II-C Dutch Manager, B.V.	The Netherlands
MSDW Real Estate Special Situations II Holdings, L.L.C.	Delaware
MSDW Real Estate Special Situations II Manager, L.L.C.	Delaware
MSDW Real Estate Special Situations II-A Manager, L.L.C.	Delaware
MSDW Real Estate Special Situations II-B Manager, L.L.C.	Delaware
MSDW Real Estate Special Situations II-C Manager, L.L.C.	Delaware
MSDW Real Estate Special Situations II Partner, L.L.C.	Delaware
MSRESS II GP Co-Investment Ltd.	Cayman Islands
MSDW Strategic Ventures Inc.	Delaware
MSDW Synfuels III, Inc.	Delaware
MSDW Venture Partners IV, Inc.	Delaware
MSDW VP IV Holdings, Inc.	Delaware
MSEOF, Inc.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 27 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
MSEOF Management, LLC	Delaware
MSEOF Manager SARL	Luxembourg
MSGEM Holdings, Inc.	Delaware
MSIT Holdings, Inc.	Delaware
MSPEA Holdings, Inc.	Delaware
MSREA Guaranty, Inc.	Delaware
MSRE Mezzanine, Inc.	Delaware
MSRE Mezzanine, LLC	Delaware
MSRE Mezzanine-GP, LLC	Delaware
MSREF II, Inc.	Delaware
MSREF II, L.L.C.	Delaware
MSREF III, Inc.	Delaware
MSREF III, L.L.C. *	Delaware
MSREF IV, Inc.	Delaware
MSREF IV, L.L.C.	Delaware
MSREF IV Domestic-GP, L.L.C.	Delaware
MSREF IV Domestic-LP, L.L.C.	Delaware
MSREF IV International-GP, L.L.C.	Delaware
MSREF IV International-LP, L.L.C.	Delaware
MSREF V Funding, Inc.	Delaware
MSREF V Funding Partner, Inc.	Delaware
MSREF V International Funding, L.P. *	Delaware
MSREF V, Inc.	Delaware
MSREF V, L.L.C.	Delaware
MSREF V U.S.-GP, L.L.C.	Delaware
Morgan Stanley Real Estate Fund V U.S., L.P. *	Delaware
MSP Real Estate Fund V, L.P. *	Delaware
MSREF V U.S.-LP, L.L.C.	Delaware
MSREF V International-GP, L.L.C.	Delaware
Morgan Stanley Real Estate Investors V U.S., L.P. *	Delaware
MSREF V International-LP, L.L.C.	Delaware
MSREF Real Estate Advisor, Inc.	Delaware
MSREF VI, Inc.	Delaware
MSREF VI International-LP, L.L.C.	Delaware
MSREF VI, L.L.C.	Delaware
MSREF VI International-GP, L.L.C.	Delaware
Morgan Stanley Real Estate Fund VI International -T, L.P. *	Delaware
Morgan Stanley Real Estate Fund VI International -TE, L.P. *	Delaware
Morgan Stanley Real Estate Investors VI International, L.P. *	Delaware
MSREF VII, Inc.	Delaware
MSREF VII Global (Cayman), L.L.C.*	Delaware
MSREF VII Global (Cayman), Ltd.	Cayman Islands
MSREF VII Global-GP Holding (Cayman), L.L.C.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 28 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
MSREF VII Global (Cayman), L.P.*	Cayman Islands
MSREF VII Global-GP (Cayman), L.P.*	Cayman Islands
MSREF VII Global, L.L.C.*	Delaware
MSREF VII Global, L.P. *	Canada
MSREF VII Global-GP, L.P.*	Canada
MSREF VII Global-LP, L.L.C.	Delaware
MSREF VII Global (U.S.), L.L.C.*	Delaware
MSREF VII Global-GP (U.S.), L.L.C.	Delaware
MSREI Holding, Inc.	Delaware
MSRESS III, Inc.	Delaware
MSRESS III Manager, L.L.C.	Delaware
Morgan Stanley Real Estate Special Situations III-GP, L.L.C.	Delaware
MSREI Post Co-Investment GP, L.L.C. *	Delaware
MSRESS III Monroe GP, L.L.C.	Delaware
MSRESS III Opportunities Fund—GP, L.L.C.	Delaware
Morgan Stanley Real Estate Special Situations III-LP, L.L.C.	Delaware
MSUH Holdings I, Inc.	Delaware
MSUH Holdings II, Inc.	Delaware
MS SP Urban Horizons, Inc.	Delaware
MS Urban Horizons, Inc.	Delaware
MSVP 2002 Holdings, Inc.	Delaware
MSVP 2002, Inc.	Delaware
MSYS Holdings Inc.	Delaware
Musum I LLC	Delaware
Musum II LLC	Delaware
Pettingell LLC	Delaware
PG Holdings, Inc.	Delaware
PG Holdings III, Inc.	Delaware
PG Investors II, Inc.	Delaware
PG Investors III, Inc.	Delaware
Pierpont Power, Inc.	New York
Providence DE Funding Co.	Delaware
Providence DE Holdings Co.	Delaware
Providence Cayman Holdings Limited	Cayman Islands
Shuksan LLC *	Delaware
Morgan Stanley Eder S.a.r.l.	Luxembourg
Strategic Investments I, Inc.	Delaware
MS Strategic (Mauritius) Limited	Mauritius
Strategic Investments II, Inc.	Delaware
Tooele Power, Inc.	Delaware
Ventura Holdings Inc.	Delaware
MS PA Gaming Holdings, Inc.	Delaware

*	Denotes subsidiaries having more than one shareholder.

Page 29 of 30 Pages

Morgan Stanley

Subsidiaries List

December 31, 2009

Company	Jurisdiction of Incorporation or Formation
Ventura Holdings NJ, Inc.	Delaware
Ventura AC LLC	New Jersey
Ventura Opportunities, LLC	Delaware
Zephyr (Cayman) Limited	Cayman Islands

*	Denotes subsidiaries having more than one shareholder.

Page 30 of 30 Pages